                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC  20549



                                   FORM 8-K



                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


               Date of Report (Date of earliest event reported):
                                 April 3, 2002


                                  Address of principal executive            State or other jurisdiction of
Exact name of registrant as       offices; zip code; registrant's           incorporation or organization;
specified in its charter;         telephone number, including area          IRS Employer Identification
Commission File No.:              code:                                     No.:
----------------------------      --------------------------------          ------------------------------
DQE, Inc.                         411 Seventh Avenue                        Pennsylvania
1-10290                           Pittsburgh, PA 15219                      25-1598483
                                  412-393-6000

DQE Capital Corporation           411 Seventh Avenue                        Delaware
1-10290-01                        Pittsburgh, PA 15219                      25-1837152
                                  412-393-6000

Duquesne Light Company            411 Seventh Avenue                        Pennsylvania
1-956                             Pittsburgh, PA 15219                      25-0451600
                                  412-393-6000

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Items 1-4.  Not applicable.

Item 5.  Other Events and Regulation FD Disclosure.

     Duquesne Light Announcement Regarding Evaluation of Options to Supply Power
     ---------------------------------------------------------------------------
to Provider-of-Last-Resort Customers Beyond 2004.  Incorporated herein by
------------------------------------------------
reference to Exhibit 99.1 is the press release issued on April 3, 2002.

     DQE and DQE Capital Registration Statement on Form S-3.  On April 5, 2002,
     ------------------------------------------------------
DQE, Inc. and DQE Capital Corporation filed a Registration Statement on Form S-3 with the Securities and Exchange Commission, to register up to an aggregate amount of $500,000,000 of Preferred Stock, Common Stock, Stock Purchase Contracts, Stock Purchase Units, Warrants, DQE Debt Securities and DQE Capital Debt Securities, which may be offered from time to time.

Item 6.  Not applicable.

Item 7.  Financial Statements and Exhibits.

         99.1  Press release issued on April 3, 2002.

Items 8-9.  Not applicable.

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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                          DQE, Inc.
                                                   ---------------------
                                                        (Registrant)

Date   April 5, 2002                               /s/ Frosina C. Cordisco
     -----------------                           -----------------------------
                                                        (Signature)
                                                     Frosina C. Cordisco
                                                 Vice President and Treasurer


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                   DQE Capital Corporation
                                                 ----------------------------
                                                        (Registrant)

Date   April 5, 2002                               /s/ Frosina C. Cordisco
     -----------------                           ----------------------------
                                                         (Signature)
                                                     Frosina C. Cordisco
                                                          President

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                    Duquesne Light Company
                                                 ----------------------------
                                                        (Registrant)

Date   April 5, 2002                               /s/ Frosina C. Cordisco
     -----------------                           ----------------------------
                                                        (Signature)
                                                     Frosina C. Cordisco
                                                 Vice President and Treasurer

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